UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): September 21, 2022
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STEM, INC.

(Exact name of registrant as specified in its charter)
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Delaware	001-39455	85-1972187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 California St., 14th Fl, San Francisco, California 94111
(Address of principal executive offices including zip code)
1-877-374-7836
Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	STEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)
On September 21, 2022, Stem, Inc. (the “Company”) appointed Michael Carlson as the Company’s Chief Operating Officer, effective September 26, 2022 (the “Effective Date”).
Mr. Carlson, 59, served as a consultant at Koch Engineered Solutions (“KES”) from April 2020 to August 2020, then as Vice President of KES from August 2020 to September 2022. Prior to that, he served as President, Digital Grid North America, of Siemens Industries, Inc. from July 2014 to March 2019, and as General Manager, Global Software Solutions of General Electric from July 2010 to June 2014. Mr. Carlson has a Bachelor of Science degree in accounting and business management from Union College and a Master of Business Administration degree in Finance and Marketing from Pepperdine University.
In connection with his appointment as Chief Operating Officer, Mr. Carlson has entered into the Company’s standard form of Executive Employment Agreement effective as of the Effective Date (the “Employment Agreement”), the form of which is filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 10.11 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 Form 10-K”). Pursuant to the Employment Agreement, Mr. Carlson will receive an annual base salary of $375,000. In connection with his appointment, he will receive (a) a sign-on cash bonus of $150,000, less applicable withholding taxes and (b) a sign-on long-term incentive (“LTI”) equity award with a target value of $625,000, in the form of 50% restricted stock units and 50% stock options, with such award vesting ratably over four years, subject to his continued employment with the Company through the applicable vesting dates. Mr. Carlson will also be eligible for an annual cash incentive award under the Company’s annual incentive plan targeted at 50% of base salary, and will be eligible to participate in the Company’s long-term equity incentive program. For 2022, he will be eligible to receive a prorated cash incentive bonus, based on the number of days in 2022 that he is employed with the Company. Mr. Carlson will be entitled to severance and change-in-control benefits as set forth in the form of Executive Employment Agreement filed as Exhibit 10.11 to the 2021 Form 10-K.
In addition, Mr. Carlson will enter into the Company’s standard form indemnification agreement with the Company, the form of which was filed with the SEC as Exhibit 10.10 to the Company’s 2021 Form 10-K, pursuant to which the Company may be required, among other things, to indemnify Mr. Carlson for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts actually and reasonably incurred by him in any action or proceeding arising out of his service as an officer of the Company.
Mr. Carlson has no family relationship with any director or executive officer of the Company, or person nominated or chosen by the Company to become a director or executive officer. In addition, Mr. Carlson has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934.
Item 7.01 Regulation FD Disclosure
A copy of the Company’s press release dated September 21, 2022 announcing Mr. Carlson’s appointment as Chief Operating Officer is furnished as Exhibit 99 to this Current Report on Form 8-K. The information in this Item 7.01 of this Report is furnished and shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
The following exhibits are provided as part of this Report:
Exhibit No.     Description
99        Press release dated September 21, 2022
104        Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEM, INC.

Date: September 21, 2022	By:	/s/ Saul R. Laureles
		Name:	Saul R. Laureles
		Title:	Chief Legal Officer and Secretary
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